Exhibit 99.1

March 13, 2007 Lender Presentation

Forward Looking Statements The information contained herein may contain forward-looking statements relating to future financial results or business expectations. Business plans may change as circumstances warrant. Actual results may differ materially from those predicted as a result of factors over which EXCO has no control. Such factors include, but are not limited to, acquisitions, recruiting and new business solicitation efforts, estimates of reserves, commodity price changes, the extent to which EXCO is successful in integrating recently acquired businesses, regulatory changes and general economic conditions. These risk factors and additional information are included in EXCO’s reports on file with the Securities and Exchange Commission. Credit Participants The information contained herein is provided solely for the use of potential lenders and is not furnished for any other purpose. No person or entity other than such potential lenders that we have identified should contact us to submit any questions or request further information regarding the information contained herein. The securities referred to herein have not been registered under the Securities Act of 1933 or any state securities laws, and unless so registered may not be offered or sold in the United States, except pursuant to an exemption from, or in a transaction subject to, the registration requirements of the Securities Act of 1933 and applicable state securities laws. Certain information contained herein is provided pursuant to Rule 135c of the Securities Act of 1933 and does not constitute an offer to sell, or the solicitation of an offer to buy, any securities nor shall there be any sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Non-GAAP Financial Disclosures Certain non-GAAP measures are set forth herein. A non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe that the additional non-GAAP measures are useful to lenders, investors and financial analysts because such measures are substantially similar to financial measures that are used in covenant calculations required under our credit agreement and the indenture governing our 7¼% senior notes, and our compliance with the liquidity and debt incurrence covenants included in these agreements is considered material to us. Management also uses these measures internally to evaluate our operating performance and the measures are used for planning and forecasting of future periods. However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures. The disclosure on page 37 allows investors to reconcile the non-GAAP measures to GAAP. Disclaimer

Transaction Overview

Recent Acquisition Announcements On December 26, 2006, EXCO Resources, Inc (“EXCO”) announced an agreement to acquire the Vernon and Ansley fields (collectively, “Vernon”) located in North Louisiana from Anadarko Petroleum Corp. (“Anadarko”) for $1.6 billion EXCO Partners Operating Partnership, LP (“EPOP”) will be acquiring entity Effective date of November 1, 2006 with anticipated closing date of March 30, 2007 On February 2, 2007, EXCO announced an agreement to acquire Mid-Continent and South Texas assets (“Southern Gas”) from Anadarko for $860 million EXCO will be acquiring entity Effective date of January 1, 2007 with anticipated closing date of May 2, 2007 EXCO is currently evaluating a potential sale of the South Texas assets

Financial Snapshot1 1 Pro forma information is unaudited, preliminary and subject to change 2 Excludes non-cash mark-to-market effects of hedging 3 See page 42 for reconciliation of this non-GAAP measure to its most directly comparable GAAP measure 4 Includes the cash settlement effect of hedging 5 Based on $60 oil and $8 gas NYMEX pricing held constant 6 Calculated in accordance with JPMorgan’s borrowing base determination using the following price deck ($50 oil and $6.75 gas in 2007, $45 oil and $6.25 gas in 2008 and $40 oil and $5.75 gas thereafter) 7 Based on historical 2006 annual production Summary Financials (Dollars in Millions) EXCO EPOP Consolidated 2006 PF 2006 PF 2006 PF Total Revenue 2 $ 61 7.7 $ 776.3 $ 1, 394.0 Adjusted EBITDA 3 49 1 . 0 67 9.2 1, 170 . 2 Margin 79% 87% 84% Operating Statistics Production (Bcfe) 74.2 107.4 181.6 Average Selling Price 4 $8.23 $7.12 $7.57 LOE / Mcfe $0.80 $0.48 $0.61 Production taxes / Mcfe $0.48 $0.37 $0.42 Total Proved Reserves (Bcfe) 5 1 , 134.6 1 , 047.3 2 , 181.9 PD Reserves (Bcfe) 5 766.5 740.2 1,506.7 P W - 9 6 $ 1, 884 . 7 $ 2, 250 . 3 $ 4 , 135 . 0 R/P (years) 7 15.3 9.7 12.0 Capital Structure Cash $ 48 $ 8 $ 56 R/C Facility $ 482 $ 76 9 $ 1,251 Term Loan B 25 0 300 550 Senior Notes due 2011 445 - 445 Total Debt $ 1,177 $ 1,069 $ 2,246 Net Debt $ 1,129 $ 1,061 $ 2,190 Credit Stati s tics Net Senior Secured Debt / Adjusted EBITDA 1.4 x 1.6 x 1.5x Net Debt / Adjusted EBITDA 2.3 x 1.6 x 1.9x Net Debt / Total Proved Reserves ($/boe) $ 5.97 $ 6.08 $6.02 Net Debt / PD Reserves ($/boe) $ 8.84 $ 8.60 $8.72 Present Worth / Net Senior Secured Debt 2 .4x 2. 1 x 2. 3 x Present Worth / Net Debt 1. 7 x 2. 1 x 1. 9 x

EXCO Resources, Inc. Consolidated

History and Transactions

Acquisition Assimilation People Hire the field and technical people who work the acquisition assets Compensate on same level as EXCO including stock options Processes Train people immediately as to approval levels, procedures, etc. Review and adjust development and exploitation budgets immediately Integrate drilling and exploitation AFE approval procedures into EXCO system (COO, Pres. & CEO approval) Begin integration into EXCO accounting and production systems as soon as possible Parameters Review and adjust hedging strategies and integrate into EXCO pattern Review LOE and Production Tax levels and begin improvement steps immediately Review finding costs, compare with EXCO and make technical and vendor improvements if necessary

EXCO Resources, Inc. - Consolidated Pro Forma w/Vernon and Southern Gas Proved, Probable and Possible reserves as of December 31, 2006 w/ $8 gas and $60 oil pricing. Based upon Proved reserves as of December 31, 2006 and current net production annualized. Net Production 484.1 Mmcfe/d 445.9 Mmcf/d gas 6,368 Bbls/d oil Reserves (1) , Bcfe 2,18 1.9 ( 69% PD, 92% gas ) 3,0 11 . 3 Reserve Life (2) 12.3 years Drilling Locations 5, 755 ( 3,200 proved) Approximate Net Acreage 1,6 32 ,000 ne t acres Well Count 10,6 40 gross (8, 675 net) 9, 320 operated ( 8,185 net) Gathering Lines 3,250 miles Pipelines 70 miles Total Proved

Pro Forma Consolidated Reserves as of January 01, 2007 Total Proved Reserves (Pro Forma w/Vernon and Southern Gas) EXCO Consolidated Eff 0 1/01/07 $8 Gas / $60 Oil NET OIL MB NET GAS MMCF NET NGL MB Net MMCFE % Gas % Proved PDP 16,354 1, 312 , 492 282 1,412,308 93 65 PNP 608 36,391 5 40,069 91 2 PBP 629 50,514 0 54,288 93 2 PROVED DEVELOPED 17,591 1,399,397 287 1,506,665 93 69 PUD 4,937 614,022 5,258 675,192 91 31 TOTAL PROVED 22,528 2,013,419 5,545 2,181,857 92 100 PRB 5,469 493,377 0 526,191 94 POS 6,491 264,276 0 303,222 87 TOTAL RESERVES 34,488 2,77 1,072 5,545 3,011,270 92

Total consolidated proved reserves(1) = 2,182 Bcfe Total 3P reserves(1)(2) = 3,011 Bcfe Note: Total production as of January 2007 was approximately 484 Mmcfe/d; numbers may not add due to rounding Reserve Base Pro Forma w/Vernon and Southern Gas 459.5 Bcfe Proved (21%) 568.8 Bcfe Total (19%) 45.7 Mmcfe/d (9%) 1,047.3 Bcfe Proved (48%) 1,417.1 Bcfe Total (47%) 286.7 Mmcfe/d (59%) 91.9 Bcfe Proved (4%) 225.8 Bcfe Total (7%) 16.4 Mmcfe/d (3%) 105.9 Bcfe Proved (5%) 237.4 Bcfe Total (8%) 54.3 Mmcfe/d (11%) 15.2 Bcfe Proved (1%) 31.9 Bcfe Total (1%) 3.2 Mmcfe/d (1%) 462.2 Bcfe Proved (21%) 529.9 Bcfe Total (18%) 77.8 Mmcfe/d (16%) Proved reserves as of December 31, 2006 w/ $8 gas and $60 oil pricing Includes Proved, Probable and Possible reserves as of December 31,2006 w/ $8 gas and $60 oil pricing

Pro Forma w/Vernon & Southern Gas January 2007 Daily Production Oil (Barrels) Gas (Mmcf) Equivalent (Mmcfe) E. Texas / N. Louisiana (EPOP) 840 101.7 106.7 Vernon Pro Forma 0 180.0 180.0 Pro Forma EXCO Partners 840 281.7 286.7 Appalachia 486 42.8 45.7 Mid - Continent 808 23.0 27.8 Permian 608 12.7 16.4 Rockies 296 1.4 3.2 Gulf Coast 83 0.8 1.3 Southern Gas Pro Forma 3,247 83.5 103.0 Pro Forma EXCO Resources 5,528 164.2 197.4 Grand Total Pro Forma 6,368 445.9 484.1

Pro Forma w/Vernon & Southern Gas As of 12/31/06 Additional acreage information being determined in due diligence process Acreage Developed Gross / Net Undeveloped Gross / Net Total Gross / Net EXCO Partners 129,996 / 93,227 81,162 / 67,127 211,158 / 160,354 Vernon (1) 66,000 EXCO Partners Pro Forma Total Net 226,354 NCE (Appalachi a) 425,275 / 389,274 462,408 / 428,109 887,683 / 817,383 EXCO “Other” 245,850 / 144,384 179,131 / 147,752 424,981 / 292,136 Southern Gas (1) 290,000 EXCO Resources Pro Forma Total Net 671,125/533,658 641,539/575,861 1,399,5 19 Pro Forma Total Net Acres 1,625,873

2007 Capital Program w/Vernon and Southern Gas Approved budget plus APC acquisitions Drilling, Exploitation and Operations & Other Capital Drilling & Completion $346.7 MM (576 projects) Exploitation $8.2 MM (108 projects) Operations & Other $28.3 MM Midstream $11.9 MM EXCO Partners $ 215.7 MM EXCO Resources $179.4 Total $395.1 MM Excludes technology, capitalized overhead, capitalized deal cost, capitalized exploration

2007 Capital Budget and Drilling Schedule w/Vernon and Southern Gas 2007 Approved Capital budget plus APC Acquisitions is $395.1 MM $MM 346.7 8.2 28.3 11.9 $MM 70.3 109.1 203.8 11.9 Includes Vernon Includes Southern Gas 2007 Drilling Locations PUD PROB POSS TOTAL NCE (Appalachia) 228 15 28 271 EXCO Partners (1) 77 34 25 136 EXCO “Other” (2) 73 75 21 169 Total 378 124 74 576 28% 51% 3% 18% NCE (Appalachia) EXCO "Other" EXCO Partners Mid-Stream 7% 2% 3% 88% Drilling and Completion Exploitation Operations and Other Pipeline and Gathering

EXCO Partners

East Texas / North Louisiana Province Overview Province identified when East Texas field was discovered in 1929; this one field has produced more than 4.5 billion barrels of oil More than 900 operators in the province More than 190,000 wells drilled 110,000 currently producing (40,000 gas and 70,000 oil) 47 identified oil & gas plays Jurassic, Cretaceous, Tertiary 975 identified fields 1,475 identified reservoirs Cotton Valley Only 13,250 wells Cumulative gas production of 9 TCF Cumulative oil production of 86 million barrels of oil

EXCO Partners w/Vernon Snapshot Preliminary Proved, Probable and Possible reserves as of December 31,2006 w/ $8 gas and $60 oil pricing Based upon preliminary total Proved reserves as of December 31, 2006 and current net production annualized. Net Production 286.7 Mmcfe/d 281.7 Mmcf/d gas 840 Bbls/d oil Reserves (1) , Bcfe 1,047.3 ( 71% PD, 98% gas ) 1,417.1 Reserve Life (2) 10.0 years Drilling Locations 1, 070 (5 00 proved) Approximate Net Acreage 220,000 net acre s Well Count 1,52 9 gross (1,2 07 net) 1,340 operated (1,120 net) Gathering Lines 500+ miles Pipelines 70 miles Total Proved

EXCO Partners w/Vernon Pro Forma Reserves as of January 1, 2007 Total Proved Reserves (Pro Forma w/Vernon) EXCO Consolidated Eff 0 1/01/07 $8 Gas / $60 Oil NET OIL MB NET GAS MMCF NET NGL MB Net MMCFE % Gas % Proved PDP 2,317 690,414 0 704,316 98% 6 PNP 23 3,952 0 4,090 97% 0 PBP 126 30,999 0 31,755 98% 3 TOTAL PRO VED DEVELOPED 2,466 725,365 0 740,161 98 71 PUD 1,242 299,651 0 307,103 98 29 TOTAL PROVED 3,708 1,025,016 0 1,047,264 98 100 PRB 1,706 300,642 0 310,878 97 POS 560 55,578 0 58,938 94 TOTAL PRB/POS 2,266 356,220 0 369,816 96 TOTAL RESERVES 5,974 1,381,236 0 1,417,080 97

Vernon Acquisition Jackson Parish, LA $1.6 billion acquisition of Anadarko interests in Vernon & Ansley fields in Jackson Parish, LA Announced 12/26/06; effective date of 11/01/06 476 Bcfe of proved reserves; 432 Bcfe is proved developed ($8 gas / $60 oil pricing) 513 Bcfe of total 3P reserves Status: HSR approval obtained Due Diligence progressing Anticipate closing on March 30, 2007

Vernon Field(1) Jackson Parish, LA Net daily production 180 Mmcfe/d Approximately 350 producing wells (96% operated) Average WI 91%, Average NRI 70% Lower Cotton Valley Bossier Formation at 12,000’ – 15,000’ 66,000 net acres Upside: Approximately 30 drilling locations – 14 Proved Plan to drill with 1-2 drilling rigs in 2007 Refrac opportunities (1) Closing acquisition in late March 2007; 11/1/06 effective date.

Asset Highlights Pro Forma The EXCO Partners assets are primarily located in two areas: East Texas Fields Upshur, Gregg, Smith, Shelby, Harrison, Panola and Rusk Counties 310 Bcfe of total pro forma proved reserves 53.1 Mmcfe of daily production North Louisiana Fields Caddo, Desoto and Jackson Parishes 730 Bcfe of total pro forma proved reserves 233.6 Mmcfe of pro forma daily production EXCO Partners producing areas Major pipelines (3rd party) East Texas and LA Fields Gas pipelines Henry Hub

Asset Highlights (continued) Pro Forma The assets are primarily located in four key fields/areas: Vernon Jackson Parish, LA 476.0 Bcfe of total proved reserves Holly/Caspiana De Soto Parish, LA 218.3 Bcfe of total proved reserves Longwood/Greenwood/Various ETX Caddo Parish, LA/Various Counties, ETX 164.4 Bcfe of total proved reserves Gladewater Area Gregg & Upshur Counties, TX 128.9 Bcfe of total proved reserves

EXCO Partners 2007 Capital Program - Approved budget plus APC Vernon acquisition Drilling, Exploitation and Operations & Other Capital Drilling & Completion $181.1 MM (136 projects) Exploitation $2.0 MM (20 projects) Operations & Other $20.7 MM Midstream $11.9 MM Total $215.7 MM Excludes technology, capitalized overhead, capitalized deal cost, capitalized exploration

EXCO Resources, Inc.

Pro Forma w/Southern Gas Proved, Probable and Possible reserves as of December 31,2006 w/ $8 gas and $60 oil pricing Based upon total Proved reserves as of December 31, 2006 and current net production annualized. Net Production 197.4 Mmcfe/d 164.2 Mmcf/d gas 5,528 Bbls/d oil Reserves (1) , Bcfe 1,134.6 ( 68% PD, 87% gas ) 1,594.2 Reserve Life (2) 15.7 years Drilling Locations 4, 6 8 5 (2, 700 proved) Approximate Net Acreage 1,412,000 ne t acres Well Count 9,110 gross (7, 470 net) 7,980 operated (7, 065 net) Gathering Lines 2,500 miles Total Proved

APC Southern Gas Package $860 million acquisition of certain Anadarko interests in the Mid-Continent, South Texas and Gulf Coast areas of Oklahoma and Texas Announced 2/2/07; effective date of 1/1/07 455.7 Bcfe of proved reserves (350.9 Bcfe in Mid-Continent) 308.4 Bcfe of proved developed (234.4 Bcfe in Mid-Continent) 601.2 Bcfe of 3P reserves (372.7 Bcfe in Mid-Continent) 290,000 net acres (more than 90% developed) Status: Signed PSA 2/1/07 Initiating due diligence Anticipate closing on May 2, 2007

Southern Gas Package Mid-Continent, S. Texas/Gulf Coast Net daily production 103 Mmcfe/d Approximately 1,327 producing wells Producing formations include Big 4, Bromide, Springer, Morrow, Chester, Tonkawa, Red Fork, Granite Wash (Mid-Continent) and Frio, Vicksburg, Miocene, Yegua and Wilcox (S. TX/Gulf Coast) Average WI 75%, Average NRI 59% (OK) Average WI 63%, Average NRI 49% (STX/GC) 290,000 net acres (71% in Mid-Continent) Upside: Approximately 397 drilling locations – 224 Proved of which 196 are in the Mid-Continent Plan to drill with 2-3 drilling rigs in 2007

EXCO Resources, Inc. Pro Forma Reserves as of January 01, 2007 Total Proved Reserves (Pro Forma w/Southern Gas) EXCO Resources Eff 0 1/01/07 $8 Gas / $60 Oil NET OIL MB NET GAS MMCF NET NGL MB Net MMCFE % Gas % Proved PDP 14,037 622,078 282 707,992 88 62 PNP 585 32,439 5 35,979 90 3 PBP 503 19,515 0 22,533 87 2 TO TAL PROVED DEVELOPED 15,125 674,032 287 766,504 88 68 PUD 3,695 314,371 5,258 368,089 85 32 TOTAL PROVED 18,820 988,403 5,545 1,134,593 87 100 PRB 3,669 148,361 0 215,313 87 POS 5,826 145,007 0 244,284 81 TOTAL PRB/POS 9,495 293,368 0 459,597 84 T OTAL RESERVES 28,315 1,281,771 5,545 1,594,190 86

EXCO Resources, Inc. Approved Budget plus APC Southern Gas Acquisition Drilling, Exploitation and Operations & Other Capital Drilling & Completion $165.6 MM (440 projects) Exploitation $6.2 MM (88 projects) Operations and Other $7.6 MM Excludes technology, capitalized overhead, capitalized deal cost, capitalized exploration Total $179.4 MM

Hedging Summary

Hedging Summary – Consolidated Pro Forma Pro Forma as of December 31, 2006 (In thousands, except prices) Gas volume Mmbtus Weighted average contract price per Mmbtu Oil volume Bbls Weighted average contract price per Bbl 2007 120,430 $ 7.96 1,552 $ 62.71 2008 99,870 8.36 1,059 60.55 2009 73,155 7.90 8 50 60.10 2010 6,985 6.63 108 59.85 2011 1,825 4.51 - - 2012 1,830 4.51 - - 2013 1,825 4.51 - - Total 305,920 3,569 Total Bcfe 327,333 $ 8.13

Hedging Summary – Pro Forma EXCO Partners Pro Forma as of December 31, 2006 (In thousands, except prices) Gas volume Mmbtus Weighted average contract price per Mmbtu Oil volume Bbls Weighted average contract price per Bbl 2007 79,053 $8.01 85 $66.59 2008 64,994 8.46 56 62.25 2009 54,416 8.03 47 60.80 2010 3,205 7.38 43 59.85 2011 - - - - 2012 - - - - 2013 - - - - Total 201,669 231 Total Bcfe 203,053 $ 8.17

Hedging Summary – Pro Forma EXCO Resources Pro Forma as of December 31, 2006 (In thousands, except prices) Gas volume Mmbtus Weighted average contract price per Mmbtu Oil volume Bbls Weighted average contract price per Bbl 2007 41 , 378 $ 1,467 $ . 48 2008 34,876 8.17 1,003 60.45 2009 18 , 738 7 . 52 80 3 60.05 2010 3,780 5.99 65 59.85 2011 1,825 4.51 - - 2012 1,830 4.51 - - 2013 1,825 4.51 - - Total 104,252 3,338 Total Bcfe 124,279 $ 8.07 62 7.86

Non-GAAP Reconciliation

Non-GAAP Reconciliation 1 Earnings before interest, taxes, depreciation, depletion and amortization, or “EBITDA” represents net income adjusted to exclude interest expense, income taxes, depreciation, depletion and amortization. “Adjusted EBITDA” represents EBITDA adjusted to exclude accretion of discount on asset retirement obligations, non-cash changes in the fair value of derivative financial instruments, commodity price risk management contracts termination expense, stock based compensation expense and non-recurring cash-out of options in Equity Buyout and other settlements. We have presented Adjusted EBITDA because it is the financial measure that is used in covenant calculations required under our credit agreement and compliance with the liquidity and debt incurrence covenants included in this agreement is considered material to us. Our computations of EBITDA and Adjusted EBITDA may differ from computations of similarly titled measures of other companies due to differences in the inclusion or exclusion of items in our computations as compared to those of others. EBITDA and Adjusted EBITDA are measures that are not prescribed by generally accepted accounting principles, or GAAP. EBITDA and Adjusted EBITDA specifically exclude changes in working capital, capital expenditures and other items that are set forth on a cash flow statement presentation of a company’s operating, investing and financing activities. As such, we encourage investors not to use these measures as substitutes for the determination of net income, net cash provided by operating activities or other similar GAAP measures. 2 Pro Forma information is unaudited, preliminary and subject to change. EBITDA Reconciliation (Dollar in Thousands) Year ended December 31, 2006 Net income $ 138,954 Interest expense 84,871 Income tax expense 89,401 Depreciation, depletion and amortization 135,722 EBITDA 1 $ 448,948 Accretion of discount on asset reti rement obligation 2 ,014 Non - cash change in fair value of derivative financial instruments (169,241) Stock - based compensation expense 6 ,532 Equity in net income of TXOK Acquisition, Inc. (1,593) Adjusted EBITDA 1 $ 286,660 Winchester Energy Company prop erties total revenues for the nine months ended September 30, 2006 2 156,858 Winchester Energy Company properties direct operating expenses for the nine months ended September 30, 2006 2 (32,200) Vernon properties total revenues for the twelve months ended December 31, 2006 2 501,436 Vernon properties direct operating expenses for the twelve months ended December 31, 2006 2 (37,470) Southern Gas properties total revenues for the twelve months ended December 31, 2006 (2) 345,527 Southern Gas properties direc t operating expenses for the twelve months ended December 31, 2006 2 (50,659) Pro Forma Adjusted EBITDA 1 $ 1,170.152